UNITED
                         GOLD &
                         GOVERNMENT
                         FUND, INC.

                         ANNUAL
                         REPORT
                         -------------------------------------------
                         For the fiscal year ended December 31, 1996

     MANAGER'S LETTER
     DECEMBER 31, 1996
     -----------------------------------------------------------------


     Dear Shareholder:

          This report relates to the operation of the United Gold & Government Fund for the fiscal year ended December 31, 1996. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

          Strong equity markets, low global inflation and an abundant supply of gold relative to demand in 1996 contributed to low investor interest in gold and in gold-related securities. While demand for gold has exceeded the supply from mine production for several years, the demand has been met by central bank sales and a financing technique used by gold producers that allows them to sell future gold production into the current market. The result of these combined forces is that the price of gold has traded in a generally narrow range for the past three years.

          In early 1996, at a time when seasonal demand for gold was high, the central banks briefly curtailed the ability of gold producers to sell out of future production. We responded by reducing the Fund's fixed income holdings and increasing our exposure to gold bullion and to securities of gold producers that do not rely on selling from future production. The price of gold peaked in February and declined throughout the remainder of 1996. Gold-related securities, however, generally continued to perform well until early June of 1996. The performance of the Fund was aided by the reduction in emphasis on fixed income securities, but negatively impacted by excess exposure to gold relative to gold-related securities.

          The strategies and techniques we applied resulted in mixed performance compared to the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the U.S. Government securities market (the Lehman Brothers Government Bond Index) and the universe of funds with similar investment objectives (the Lipper Gold Oriented Fund Universe Average). The equity market generally experienced superior performance relative to the bond and gold markets during 1996, causing the Fund to underperform the S&P 500 Index. The Fund outperformed the Lehman Brothers index primarily due to the Fund's gold-related investments.

          As 1997 begins, it will be difficult for gold and gold-related securities to represent attractive investments as long as low inflation, high investor confidence in the viability of paper assets and a high supply of gold relative to demand persist. We have attempted to position the Fund to take advantage of the anticipated investing environment.

          Thank you very much for your continued support and confidence.

     Respectfully,

     Michael L. Avery
     Manager, United Gold & Government Fund

               Comparison of Change in Value of $10,000 Investment in
                         United Gold & Government Fund, Inc.,
            The S&P 500 Index, The Lehman Brothers Government Bond Index,
                 and The Lipper Gold Oriented Fund Universe Average
                                                                Lipper
                                                   Lehman         Gold
                          United                 Brothers     Oriented
                          Gold &          S&P  Government         Fund
                      Government          500        Bond     Universe
                      Fund, Inc.        Index       Index      Average
                       ---------    ---------   ---------    ---------
     12/31/86           Purchase        9,425      10,000       10,000
            10,000
     12/31/87             12,286       10,525      10,220       13,669
     12/31/88             11,805       12,273      10,939       11,356
     12/31/89             13,980       16,163      12,497       13,861
     12/31/90             10,962       15,661      13,588       10,799
     12/31/91             11,123       20,432      15,670       10,299
     12/31/92              9,657       21,990      16,802        8,733
     12/31/93             16,979       24,205      18,593       15,573
     12/31/94             14,033       24,525      17,966       13,623
     12/31/95             15,408       33,741      21,259       13,972
     12/31/96             16,075       41,489      21,849       14,978

     ===== United Gold & Government Fund, Inc.* -- $16,075
     ----- S&P 500 Index -- $41,489
     +++++ Lehman Bros. Gov't Bond Index -- $21,849
     _____ Lipper Gold Oriented Fund Universe Average -- $14,978

     *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Average Annual Total Return +
                         Class A++  Class Y
              -----------------------------

     Year Ended
        12/31/96         -1.67%     N/A
     5 Years Ended
        12/31/96          6.37%     N/A
     10 Years Ended
        12/31/96          4.86%     N/A
     Aggregate Total
        Return for Life
        of Class Y +++     N/A      -1.88%

       + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
      ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     +++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/96.

     SHAREHOLDER SUMMARY
     ----------------------------------------------------------------------
     UNITED GOLD & GOVERNMENT FUND, INC.

     PORTFOLIO STRATEGY:
     Inflationary strategies:   OBJECTIVE:   High total return (income
                                             plus appreciation of
     Up to 100% in minerals-related          share value).
       securities.
     Minimum of 25% so invested. STRATEGY:   Invests in precious
     Up to 100% in foreign securities.       metals and minerals
                                             -related securities
     Disinflationary strategies:             during periods of
                                             actual or expected
     Up to 100% in U.S. Government           inflation or when the
       Securities.                           investment environment
     Maximum of 25% in minerals-             appears favorable;
       related securities.                   invests in U.S.
                                             Government Securities during
                                             periods of disinflation or low
                                             inflation.  (May purchase
                                             securities subject to repurchase
                                             agreements.  May invest in certain
                                             options and futures.)

                                  FOUNDED:   1985

             SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                             December)

     PERFORMANCE SUMMARY -- Class A Shares

                      PER SHARE DATA
     For the Fiscal Year Ended December 31, 1996
     -------------------------------------------

     DIVIDENDS PAID                $0.06
                                   =====

     NET ASSET VALUE ON
       12/31/96                    $9.07
       12/31/95                     8.75
                                   -----
     CHANGE PER SHARE              $0.32
                                   =====

     Past performance is not necessarily indicative of future results.



     TOTAL RETURN HISTORY

                                      Average Annual Total Return
                                    -----------------------------
                                        With            Without
     Period                          Sales Load*      sales Load**
     ------                          ----------       ------------
      1-year period ended 12-31-96    -1.67%               4.33%
      5-year period ended 12-31-96     6.37%               7.64%
     10-year period ended 12-31-96     4.86%               5.48%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS


     On December 31, 1996, United Gold & Government Fund, Inc. had net assets totaling $31,326,843 invested in a diversified portfolio of:

         35.18%     Common Stocks
         31.71%     United States Government Securities
         23.78%     Cash and Cash Equivalents
          4.68%     Preferred Stocks
          4.65%     Bullion


     As a shareholder of United Gold & Government Fund, Inc. for every $100 you had invested on December 31, 1996, your Fund owned:

      $31.71  U.S. Government Securities
       26.80  Foreign Mining Stocks
       23.78  Cash and Cash Equivalents
        6.79  U.S. Mining Stocks
        4.68  Preferred Stocks
        4.65  Bullion
        1.59  Miscellaneous Stocks


     Not all holdings will be represented in the portfolio at all times.

     THE INVESTMENTS OF
     UNITED GOLD & GOVERNMENT FUND, INC.
     DECEMBER 31, 1996

                                                     Troy
                                                   Ounces        Value

     BULLION
      Gold*  ..................................     1,799  $   664,158
      Platinum*  ..............................     2,145      792,299

     TOTAL BULLION - 4.65%                                 $ 1,456,457
      (Cost: $1,548,154)

                                                   Shares

     COMMON STOCKS
     Gold
      Australia - 6.68%
      Acacia Resources Limited*  ..............   200,000      389,501
      Newcrest Mining Limited  ................   100,000      397,450
      Plutonic Resources Limited  .............   215,000      999,785
      Ranger Minerals NL*  ....................   100,000      306,037
        Total .................................              2,092,773

      Canada - 20.12%
      Armada Gold Corporation, Class A*  ......   100,000       91,984
      Dayton Mining Corporation*  .............   125,000      830,413
      Eldorado Gold Corporation*  .............    53,700      360,666
      Euro-Nevada Mining Corporation Limited  .    27,200      809,169
      Franco-Nevada Mining Corporation Limited     19,600      897,868
      Goldcorp Inc., Class A*  ................    30,000      257,337
      Greenstone Resources Ltd.*  .............    65,000      756,862
      Miramar Mining Corporation*  ............    38,800      169,952
      Pangea Goldfields Inc.*  ................    70,700      330,326
      Rea Gold Corporation*  ..................   115,000      143,561
      Repadre Capital Corporation*  ...........    90,000      525,624
      TVX Gold Inc.*  .........................   115,000      891,250
      Triton Mining Corporation*  .............    75,000      239,542
        Total .................................              6,304,554

      United States - 6.79%
      Newmont Gold Company  ...................    20,500      896,875
      Santa Fe Pacific Gold Corporation  ......    80,000    1,230,000
        Total .................................              2,126,875

     Total Gold - 33.59%                                    10,524,202

     Miscellaneous
      Electric, Gas and Sanitary Services - 0.82%
      Sonat Inc.   ............................     5,000      257,500

      Oil and Gas Extraction - 0.77%
      Noble Affiliates, Inc.  .................     5,000      239,375

     Total Miscellaneous - 1.59%                               496,875

                   See Notes to Schedule of Investments on page 8.

     THE INVESTMENTS OF
     UNITED GOLD & GOVERNMENT FUND, INC.
     DECEMBER 31, 1996

                                                   Shares        Value

     TOTAL COMMON STOCKS - 35.18%..............            $11,021,077
      (Cost: $8,779,662)

     PREFERRED STOCKS - 4.68%
     Gold
      United States
      Amax Gold Inc., Series B, Convertible ...    10,000      526,250
      Battle Mountain Gold Company, Convertible 10,000 500,000 Hecla Mining Company, Series B,
        Convertible ...........................    10,000      440,000
        Total .................................            $ 1,466,250
      (Cost:  $1,493,237)

                                                Principal
                                                Amount in
                                                Thousands

     UNITED STATES GOVERNMENT SECURITIES
      United States Treasury:
        6.25%, 5-31-2000 ......................    $1,000    1,004,060
        5.875%, 6-30-2000 .....................     2,000    1,985,000
        7.25%, 8-15-2004 ......................     2,000    2,105,000
        7.875%, 11-15-2004 ....................     2,500    2,728,125
        7.25%, 5-15-2016 ......................     2,000    2,111,880

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 31.71%    $ 9,934,065
      (Cost: $9,794,944)

     TOTAL SHORT-TERM SECURITIES - 23.80%
     Repurchase Agreements
      J. P. Morgan Securities, 5.5%
        Repurchase Agreement dated
        12-31-96, to be repurchased
        at $7,457,278 on 1-2-97** .............     7,455  $ 7,455,000
      (Cost: $7,455,000)

     TOTAL INVESTMENTS - 100.02%                           $31,332,849
      (Cost: $29,070,997)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.02%)        (6,006)

     NET ASSETS - 100.00%                                  $31,326,843


     Notes To Schedule Of Investments

      *Non-income producing.

     **Collateralized by $5,833,000 U.S. Treasury Notes, 9.25% due 2-15-2006, market value and accrued interest aggregate $7,615,913.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     UNITED GOLD & GOVERNMENT FUND, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1996

     Assets
      Investments -- at value (Notes 1 and 3):
        Bullion (cost -- $1,548,154) ....................  $ 1,456,457
        Securities (cost -- $27,522,843) ................   29,876,392
                                                           -----------
                                                            31,332,849
      Cash  .............................................        4,094
      Receivables:
        Interest and dividends ..........................      114,864
        Fund shares sold ................................        8,582
      Prepaid insurance premium  ........................        9,757
                                                           -----------
         Total assets  ..................................   31,470,146
                                                           -----------
     Liabilities
      Payable for Fund shares redeemed  .................       89,669
      Accrued service fee (Note 2)  .....................       22,500
      Accrued transfer agency and
        dividend disbursing (Note 2) ....................       15,105
      Accrued accounting services fee (Note 2)  .........        1,667
      Other  ............................................       14,362
                                                           -----------
         Total liabilities  .............................      143,303
                                                           -----------
           Total net assets .............................  $31,326,843
                                                           ===========
     Net Assets
      $1.00 par value capital stock
        Capital stock ...................................  $ 3,455,618
        Additional paid-in capital ......................   38,110,332
      Accumulated undistributed income (loss):
        Accumulated undistributed net investment income .        4,553
        Accumulated net realized loss on investment
         transactions  ..................................  (12,505,512)
        Net unrealized appreciation in value of
         investments at end of period  ..................    2,261,852
                                                           -----------
         Net assets applicable to outstanding units
           of capital....................................  $31,326,843
                                                           ===========
     Net asset value per share (net assets divided
      by shares outstanding)
      Class A  ..........................................        $9.07
      Class Y  ..........................................        $9.07
     Capital shares outstanding
      Class A  ..........................................    3,398,707
      Class Y  ..........................................       56,911
     Capital shares authorized ..........................  100,000,000


                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended DECEMBER 31, 1996

     Investment Income
      Income (Note 1B):
        Interest ........................................   $  726,731
        Dividends .......................................      116,072
                                                            ----------
         Total income  ..................................      842,803
                                                            ----------
      Expenses (Note 2):
        Investment management fee .......................      238,896
        Transfer agency and dividend disbursing - Class A      172,956
        Service fee - Class A ...........................       83,576
        Registration fees ...............................       42,506
        Custodian fees ..................................       23,134
        Accounting services fee .........................       20,000
        Audit fees ......................................       11,966
        Shareholder servicing - Class Y .................          514
        Other ...........................................       26,438
                                                            ----------
         Total expenses  ................................      619,986
                                                            ----------
           Net investment income ........................      222,817
                                                            ----------

     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net loss on bullion  .....................     (237,455)
      Realized net gain on securities  ..................    1,564,022
      Realized net loss on foreign
        currency transactions ...........................       (7,070)
                                                            ----------
        Realized net gain on investments ................    1,319,497
                                                            ----------
      Unrealized depreciation in value of bullion
        during the period ...............................      (63,459)
      Unrealized depreciation in value of securities
        during the period ...............................      (50,640)
                                                            ----------
        Unrealized depreciation in value of investments
         during the period  .............................     (114,099)
                                                            ----------
         Net gain on investments  .......................    1,205,398
                                                            ----------
           Net increase in net assets resulting from
            operations  .................................   $1,428,215
                                                            ==========


                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     STATEMENT OF CHANGES IN NET ASSETS

                                                   For the fiscal year
                                                    ended December 31,
                                               -----------------------
                                                   1996        1995
                                              -----------  -----------
     Decrease in Net Assets
      Operations:
        Net investment income ............... $   222,817  $   893,578
        Realized net gain on investments ....   1,319,497    3,257,848
        Unrealized depreciation .............    (114,099)    (963,302)
                                              -----------  -----------
         Net increase in net
           assets resulting from
           operations .......................   1,428,215    3,188,124
                                              -----------  -----------
      Dividends to shareholders from
        net investment income (Note 1E):*
        Class A .............................    (207,679)    (900,579)
        Class Y .............................      (3,935)         ---
                                              -----------  -----------
                                                 (211,614)    (900,579)
                                              -----------  -----------
      Capital share transactions:
        Proceeds from sale of shares:
         Class A (1,323,429 and 3,052,102
           shares, respectively).............  12,402,383   25,203,531
         Class Y (58,791 and 0
           shares, respectively) ............     548,325          ---
        Proceeds from reinvestment of
         dividends:
         Class A (22,407 and 102,634
           shares, respectively) ............     204,404      885,915
         Class Y (433 and 0
           shares, respectively) ............       3,935          ---
        Payments for shares redeemed:
         Class A (1,689,423 and 3,983,888
           shares, respectively)............. (15,760,355) (33,066,367)
         Class Y (2,313 and 0
           shares, respectively) ............     (21,078)         ---
                                              -----------  -----------
         Net decrease in net assets
           resulting from capital
           share transactions ...............  (2,622,386)  (6,976,921)
                                              -----------  -----------
           Total decrease ...................  (1,405,785)  (4,689,376)
     Net Assets
      Beginning of period  ..................  32,732,628   37,422,004
                                              -----------  -----------
      End of period, including undistributed
        net investment income of $4,553
        and $420, respectively .............. $31,326,843  $32,732,628
                                              ===========  ===========
                    *See "Financial Highlights" on pages 12 - 13.
                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class A Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                                  For the fiscal year ended December 31,
                               --------------------------------------
                                    1996   1995    1994   1993    1992
                                  ------ ------  ------ ------  ------
     Net asset value,
      beginning of
      period  ...........          $8.75  $8.19   $9.97  $5.70   $6.63
                                   -----  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income...........           0.06   0.24    0.05   0.04    0.06
      Net realized and
        unrealized gain
        (loss) on
        investments .....           0.32   0.56   (1.78)  4.27   (0.93)
                                   -----  -----   -----  -----   -----
     Total from investment
      operations  .......           0.38   0.80   (1.73)  4.31   (0.87)
                                   -----  -----   -----  -----   -----
     Less dividends from
      net investment
      income  ...........          (0.06) (0.24)  (0.05) (0.04)  (0.06)
                                   -----  -----   -----  -----   -----
     Net asset value,
      end of period .....          $9.07  $8.75   $8.19  $9.97   $5.70
                                   =====  =====   =====  =====   =====
     Total return* ......           4.33%  9.80% -17.36% 75.82% -13.18%
     Net assets, end
      of period (000
      omitted)  .........        $30,811$32,733 $37,422$46,908 $27,136
     Ratio of expenses
      to average net
      assets  ...........           1.84%  1.66%   1.59%  1.69%   1.88%
     Ratio of net invest-
      ment income to average
      net assets  .......           0.66%  2.55%   0.57%  0.48%   0.90%
     Portfolio turnover
      rate**  ...........         101.34%164.21%  64.89% 84.00%  61.50%
     Average commission
      rate paid  ........          $0.0294

         *Total return calculated without taking into account the sales load deducted on an initial purchase.
        **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.

                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class Y Shares
     For a Share of Capital Stock Outstanding
     Throughout the Period:


                         For the
                          period
                   from 2/27/96*
                         through
                        12/31/96
                        --------
     Net asset value,
      beginning of period  $9.35
                           -----
     Income from investment
      operations:
      Net investment
        income ..........   0.09
      Net realized and
        unrealized loss
        on investments...  (0.26)
                           -----
     Total from investment
      operations ........  (0.17)
                           -----
     Less dividends from
        net investment
        income...........  (0.11)
                           -----
     Net asset value,
      end of period .....  $9.07
                           =====
     Total return .......  -1.88%
     Net assets, end of
      period (000
      omitted)  .........   $516
     Ratio of expenses
      to average net
      assets ............   1.18%**
     Ratio of net
      investment income
      to average net
      assets ............   1.30%**
     Portfolio
      turnover rate ..... 101.34%**
     Average commission
      rate paid  ........  $0.0294

        *Commencement of operations.
       **Annualized.
                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     NOTES TO FINANCIAL STATEMENTS
     DECEMBER 31, 1996

     NOTE 1 -- Significant Accounting Policies

          United Gold & Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Gold and silver bullion are valued at the last spot settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that Exchange. Platinum bullion is valued at the last spot settlement price for current delivery as calculated by the New York Mercantile Exchange as of the close of that Exchange. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

     C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities and bullion, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.
          See Note 4 -- Federal Income Tax Matters.

     E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At December 31, 1996, the Fund reclassified $14,294,514 between additional paid-in-capital and accumulated net realized loss on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

     F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management and Payments to Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.1 billion of combined net assets at December 31, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

          The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee
                       Average
                    Net Asset Level            Annual Fee
               (all dollars in millions) Rate for Each Level
               ------------------------- -------------------
                From $    0 to $   10             $      0
                From $   10 to $   25             $ 10,000
                From $   25 to $   50             $ 20,000
                From $   50 to $  100             $ 30,000
                From $  100 to $  200             $ 40,000
                From $  200 to $  350             $ 50,000
                From $  350 to $  550             $ 60,000
                From $  550 to $  750             $ 70,000
                From $  750 to $1,000             $ 85,000
                     $1,000 and Over              $100,000

          For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

          As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Fund) of $73,342, out of which W&R paid sales commissions of $40,750 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

          Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

          The Fund paid Directors' fees of $1,357.

          W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Securities Transactions

          Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $24,688,324 while proceeds from maturities and sales aggregated $21,922,996. Purchases of bullion aggregated $3,596,751 while proceeds from the sale of bullion aggregated $5,583,967. Purchases of short-term securities and U.S. Government securities aggregated $555,725,000 and $2,135,000, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $548,920,000 and $11,607,227, respectively.

          For Federal income tax purposes, cost of investments owned at December 31, 1996 was $29,070,997, resulting in net unrealized appreciation of $2,261,852, of which $3,044,127 related to appreciated investments and $782,275 related to depreciated investments.

     NOTE 4 -- Federal Income Tax Matters

          For Federal income tax purposes, the Fund realized capital gain net income of $1,937,369 during the year ended December 31, 1996, which included the effect of certain losses deferred into the next fiscal year (see discussion below). These net capital gains were entirely offset by utilization of capital loss carryforwards. Remaining prior year capital loss carryforwards aggregated $11,894,711 at December 31, 1996, and are available to offset future capital gain net income as follows: $563,389 through December 31, 1997; $4,507,530 through December 31, 1998; $1,865,351 through December 31, 1999, and $4,958,441 through December 31, 2000.

          Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (_post-October losses_). From November 1, 1996 through December 31, 1996, the Fund incurred net capital losses of $610,801, which were deferred to the fiscal year ending `December 31, 1997.

     NOTE 5 -- Commencement of Multiclass Operations

          On February 19, 1996, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

          Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     United Gold & Government Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Gold & Government Fund, Inc., as of December 31, 1996, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended December 31, 1995 were audited by other auditors whose report, dated February 8, 1996, expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the United Gold & Government Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.



     Deloitte & Touche LLP
     Kansas City, Missouri
     February 7, 1997

     INCOME TAX INFORMATION

     The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your 1996 Federal income tax return.


                            PER-SHARE AMOUNTS REPORTABLE AS:
                        ----------------------------------------------
                       For Individuals           For Corporations
                    -------------------------------------------------------
     Record           Ordinary Long-Term                Non- Long-Term
     Date      Total    IncomeCapital GainQualifyingQualifyingCapital Gain
     --------- -----    -------------------------------------------------
                                       Class A
     03-15-96 $0.010   $0.0100         $   $0.0034   $0.0066         $
     06-14-96   .010     .0100               .0037     .0063
     09-13-96   .010     .0100               .0037     .0063
     12-13-96   .029     .0290               .0108     .0182
              ------   -------   -------    ------   -------   -------
     Total    $0.059   $0.0590         $   $0.0216   $0.0374         $
              ======   =======   =======   =======   =======   =======
                                       Class Y
     03-15-96 $0.011   $0.0110         $   $0.0038   $0.0072         $
     06-14-96   .027     .0270               .0101     .0169
     09-13-96   .024     .0240               .0089     .0151
     12-13-96   .043     .0430               .0160     .0270
              ------   -------   -------    ------   -------   -------
     Total    $0.105   $0.1050         $   $0.0388   $0.0662         $
              ======   =======   =======   =======   =======   =======

     CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

     Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

     To all IRA Planholders:
     As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.








     DIRECTORS
     Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
     Henry L. Bellmon, Red Rock, Oklahoma
     Dodds I. Buchanan, Boulder, Colorado
     Linda Graves, Topeka, Kansas
     John F. Hayes, Hutchinson, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     William L. Rogers, Los Angeles, California
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Keith A. Tucker, Overland Park, Kansas
     Frederick Vogel III, Milwaukee, Wisconsin
     Paul S. Wise, Carefree, Arizona

     OFFICERS
     Keith A. Tucker, President
     Michael L. Avery, Vice President
     Robert L. Hechler, Vice President
     Henry J. Herrmann, Vice President
     John M. Holliday, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Sharon K. Pappas, Vice President and Secretary
     Carl E. Sturgeon, Vice President


     This report is submitted for the general information of the shareholders of United Gold & Government Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Gold & Government Fund, Inc. current prospectus.

     THE UNITED GROUP OF MUTUAL FUNDS


     United Cash Management, Inc.
     United Government Securities Fund, Inc.
     United Bond Fund
     United Municipal Bond Fund, Inc.
     United Municipal High Income Fund, Inc.
     United High Income Fund, Inc.
     United High Income Fund II, Inc.
     United Continental Income Fund, Inc.
     United Retirement Shares, Inc.
     United Asset Strategy Fund, Inc.
     United Income Fund
     United Accumulative Fund
     United Vanguard Fund, Inc.
     United New Concepts Fund, Inc.
     United Science and Technology Fund
     United International Growth Fund, Inc.
     United Gold & Government Fund, Inc.












     ---------------------------------

     FOR MORE INFORMATION:
     Contact your representative, or your
     local office as listed on your
     Account Statement, or contact:
       WADDELL & REED
       CUSTOMER SERVICE
       6300 Lamar Avenue
       P.O. Box 29217
       Shawnee Mission, KS  66201-9217
       (800) 366-5465

     Our INTERNET address is:
       http://www.waddell.com




     NUR1013A(12-96)
     printed on recycled paper